UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 30, 2018

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if  changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2018, InVivo Therapeutics Holdings Corp. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 4,000,000 to 25,000,000 shares (the “Amendment”). Following stockholder approval of the Amendment, a Certificate of Amendment to the Company’s Article of Incorporation was filed with the Secretary of State of Nevada on June 1, 2018, at which time the Amendment became effective.

The Amendment is summarized in the Company’s Proxy Statement. A copy of the Certificate of Amendment containing the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted to the stockholders at the Annual Meeting, all of which were approved:

•

the election of two (2) Class I directors, each to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s annual meeting of stockholders in 2021 or until his or her successor is duly elected and qualified;

•	the approval of the Amendment;

•

the approval of the issuance and sale by the Company to Lincoln Park Capital Fund, LLC, or Lincoln Park (including the Company’s prior issuances and sales of shares of common stock to Lincoln Park since January 2018), of up to 1,200,000 shares of common stock pursuant to the Marketplace Rules of the Nasdaq Stock Market; and

•	the ratification of the appointment of RSM US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The number of votes for, withheld or against and the number of abstentions and non-votes with respect to each matter are set forth below.

Election of Directors

Class I Nominees

	For	Withhold	Broker Non-Votes
Richard Roberts	318,540	32,356	921,893
C. Ann Merrifield	312,801	38,095	921,893

Approval of Amendment

For:	866,668
Against:	382,193
Abstain:	23,928

Approval of Issuance and Sale of Common Stock to Lincoln Park

For:	305,074
Against:	43,077
Abstain:	2,745
Broker Non-Votes:	921,893

Ratification of the Appointment of RSM US, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018

For:	1,183,219
Against:	71,443
Abstain:	18,127

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State, dated June 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.
Date: June 1, 2018	By: /s/ Richard Toselli
Name: Richard Toselli Title: President and Chief Executive Officer